Municipal
                                   High Income
                                    Fund Inc.

                               [GRAPHIC OMITTED]

                                                                  Semi-Annual
                                                                    Report

                                                               [GRAPHIC OMITTED]

                                                                     April
                                                                   30, 1999

-------------------------------[GRAPHIC OMITTED]--------------------------------

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Municipal High Income Fund Inc. ("Fund") for the period ended April 30, 1999. Over the six-month period covered by this report, the Fund paid income dividends totaling $0.29 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's April 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

         Price                   Annualized                Six-Month
       Per Share              Distribution Rate*          Total Return
       ---------              ------------------          ------------
       $9.64 (NAV)                  6.04%                     1.75%
       $9.625 (NYSE)                6.05%                    (1.97)%


      In comparison, the Fund's Lipper, Inc. peer group returned an average of 1.75% for the same period. (Lipper, Inc. is an independent fund tracking organization.)

Market and Economic Overview

      During much of the past year, the municipal bond market was an oasis of stability compared to the significant turmoil experienced by other fixed-income markets. In the wake of Russia's loan default, growing numbers of creditors became increasingly risk averse. In response, the Federal Reserve Board ("Fed") lowered short-term interest rates by 0.75% in three separate actions over the course of several weeks. These interest rate cuts helped lift bond markets. In the midst of the turmoil, many investors fled to the relative safe haven of U.S. Treasury bonds, sparking a sharp rally that helped send long-term government interest rates to their lowest level in more than thirty years. The 30-year U.S. Treasury bond yield fluctuated approximately 131 basis points (1.31%) from April 30, 1998 to April 30, 1999. In contrast, municipal bond yields (as measured by the Bond Buyers 25 Revenue Index) were far less volatile and remained confined to a much narrower range of roughly 43 basis points during the same period.

      Despite jittery financial markets, the U.S. economy continued to expand vigorously, defying the expectations of many economists. The domestic economy grew at an annual rate of 4.1% in the first quarter of 1999, coming off the heels of a brisk 6% annual growth rate for the fourth quarter of 1998. The unemployment rate hovered just above 4.2% in March 1999, a 29-year low. Yet, inflationary pressures have been well contained. The Consumer Price Index ("CPI") continues to rise at a modest 2% annual rate.

----------
* The distribution rate assumes a current monthly income dividend rate of $0.0485 per share for twelve months.


                                       1
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-------------------------------[GRAPHIC OMITTED]--------------------------------

      In our view, inflationary pressures have been held in check by a fortunate combination of ongoing economic weakness abroad, added cost controls in health care and the expanding role of technology. Economic recessions in many parts of the world have helped keep import prices down, especially in key commodities such as food and energy. In addition, the cost controls introduced by managed health-care companies have begun to bring down medical costs and the growing use of technology has not only boosted worker productivity, but has also made many consumer goods companies much more cost competitive.

      Municipal bonds, along with many other financial assets, have benefited from the high-growth, low-inflation U.S. economy. Similar to other types of bonds, municipal bond yields have declined but their real rate of return (i.e. the rate of return after subtracting the effects of inflation) has remained historically high. Moreover, long-term municipal bonds currently yield more than 90% of long-term U.S. Treasury bond yields. Typically, municipal bonds are considered a good relative value when they yield approximately 85% of comparable-maturity U.S. Treasury bonds.

      A strong U.S. economy and low interest rates have encouraged many municipalities to issue more bonds and refinance more expensive existing debt. We believe the ability of the market to absorb the unusually heavy municipal bond issuance last year is an indication of the health of the municipal bond market. This steady equilibrium of supply and demand is one reason that municipal bond prices have remained stable compared to other fixed-income assets.

Investment Strategy

      The Fund's investment objective is to provide high levels of tax-exempt current income. In pursuit of this objective, we have maintained a broad diversification across a number of investment sectors that we believe offer high yield potential as well as relative price stability. At the close of the reporting period, the Fund's assets were concentrated in industrial revenue bonds (23.6%) and hospital bonds (19.1%).

      As of April 30, 1999, approximately 43% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc. In addition, at the close of the Fund's fiscal quarter, the Fund's average maturity was 22.1 years and the average life of the portfolio was 9.6 years.


                                       2
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-------------------------------[GRAPHIC OMITTED]--------------------------------

Municipal Bond Market Outlook

      Over the near term, we remain largely positive on the prospects for municipal bonds. In our judgement, Fed monetary policy will likely remain on hold until signs of inflation surface. However, while we believe that inflation should remain subdued, continued strong momentum in the U.S. economy has raised inflation concerns. While the Fed has elected to leave short-term interest rates unchanged, a much stronger than expected jump in the CPI in April prompted the Fed to change its bias toward tightening monetary policy. This increases the likehood that the Fed will raise short-term interest rates at its next Federal Open Market Committee meeting on June 30, 1999 if the economy continues to exhibit signs of increasing inflationary pressure. However, the fundamental conditions underpinning the currently benign inflationary environment, (weak foreign economies with excess capacity and tepid demand coupled with strong productivity gains in our economy) appear to remain in place.

      After a period of substantial volatility, we expect that U.S. Treasury bonds will fluctuate within a fairly narrow trading range in the coming months. Moreover, new municipal bond issuance volume for 1999 is down significantly from last year. If this pattern holds, it could set the stage for a municipal bond rally later in the year.

      In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                    /s/ Peter M. Coffey

Heath B. McLendon                        Peter M. Coffey
Chairman                                 Vice President and
                                         Investment Officer

May 24, 1999


                                       3
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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.


                                       4
--------------------------------------------------------------------------------

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
Alabama -- 4.0%
$  180,000   Aaa*    Alabama HFA, Single-Family Housing Revenue,
                       10.500% due 12/1/02 .........................................    $  191,250
 1,000,000   Baa3*   Alabama State IDA, Solid Waste Disposal Revenue, Pine City
                       Fiber Co., Remarketed 1/2/97, 6.450% due 12/1/23 (b) ........     1,063,750
 4,000,000   BBB-    Butler, AL IDB, Solid Waste Disposal Revenue,
                       (James River Corp. Project), 8.000% due 9/1/28 (b) ..........     4,555,000
 1,000,000   CCC     Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile Energy
                       Services Co. Project), 6.950% due 1/1/20 ....................       530,000
 1,000,000   AAA     West Jefferson, AL Amusement & Public Park Authority Revenue,
                       (Visionland Project), (Pre-Refunded -- Escrowed with
                       U.S. government securities to 12/1/06 Call @ 102),
                       8.000% due 12/1/26 ..........................................     1,260,000
                                                                                        ----------
                                                                                         7,600,000
                                                                                        ----------
Arizona -- 1.5%
 1,000,000   BBB     Coconino County, AZ PCR, Nevada Power Co., Series B,
                       5.800% due 11/1/32 (b) ......................................     1,013,750
 2,000,000   BBB-    Gila County, AZ IDA Revenue, ASARCO Inc.,
                       5.550% due 1/1/27 ...........................................     1,945,000
                                                                                        ----------
                                                                                         2,958,750
                                                                                        ----------
Colorado -- 2.6%
 2,000,000   NR      Colorado Health Facilities Authority Revenue,
                       (Beth Israel at Shalom Park Project), 7.250% due
                       12/15/25 ....................................................     2,080,000
                     Denver, CO City & County Airport Revenue, Series A:
 1,505,000   BBB+      8.500% due 11/15/23 (b) .....................................     1,623,519
 1,175,000   BBB+      8.000% due 11/15/25 (b) .....................................     1,267,531
                                                                                        ----------
                                                                                         4,971,050
                                                                                        ----------
Connecticut -- 1.8%
                     Connecticut State Development Authority:
 1,735,000   NR       Aquarium Project Revenue, (Mystic Marinelife Aquarium
                         Project), Series A, 7.000% due 12/1/27 ....................     1,847,775
 1,500,000   NR        Health Care Revenue, (Independent Living Project),
                         (Pre-Refunded -- Escrowed with state & local government
                         securities to 7/1/03 Call @ 102), Series B,
                         8.000% due 7/1/17 .........................................     1,625,625
                                                                                        ----------
                                                                                         3,473,400
                                                                                        ----------
Florida -- 3.7%
 2,000,000   NR      Florida Housing Finance Corp., Multi-Family Housing Revenue,
                       (Whistlers Cove Apartment Project), 6.500% due 1/1/39 (b) ...     1,987,500
 875,000     NR      Homestead, FL IDR, Community Rehabilitation Providers
                       Program, Series A, 7.950% due 11/1/18 .......................       938,437
 1,970,000   NR      Jacksonville, FL Health Facilities Authority Revenue, Mental
                       Health Center of Jacksonville, 9.125% due 10/15/19 ..........     2,012,217

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
Florida -- 3.7% (continued)
$2,000,000   BBB-    Martin County, FL IDA IDR, (Indiantown Cogeneration Project),
                       Series A, 7.875% due 12/15/25 (b) ...........................    $2,137,500
                                                                                        ----------
                                                                                         7,075,654
                                                                                        ----------
Georgia -- 3.9%
 1,500,000   NR      Atlanta, GA Urban Residential Finance Authority, Multi-Family
                       Housing Revenue, Park Place Apartments, Series A,
                       6.750% due 3/1/31 ...........................................     1,528,125
 2,000,000   AAA     Atlanta, GA Water & Wastewater Revenue, Series A,
                       FGIC-Insured, 5.000% due 11/1/38 ............................     1,920,000
 3,000,000   NR      Forsyth County, GA Hospital Authority, Revenue Anticipation
                       Certificates, (Baptist Health Care System Project),
                       6.375% due 10/1/28 ..........................................     2,970,000
 1,000,000   NR      Walton County, GA IDA IDR, (Walton Manufacturing Co.
                       Project), 8.500% due 9/1/07 .................................     1,135,000
                                                                                        ----------
                                                                                         7,553,125
                                                                                        ----------
Illinois -- 3.6%
 6,750,000   AAA     Chicago, IL Board of Education, Capital Appreciation GO,
                       (School Reform Project), Series B-1, FGIC-Insured,
                       zero coupon bond to yield 5.220% due 12/1/31 ................     1,215,000
 2,500,000   A-      Illinois Development Finance Authority, Hospital Revenue,
                       Adventist Health System/Sunbelt Obligation Group,
                       5.500% due 11/15/29 .........................................     2,400,000
 1,500,000   A+      Illinois Housing Development Authority, Multi-Family Housing
                       Program, Series 5, 6.750% due 9/1/23 ........................     1,635,000
   730,000   NR      Loves Park, IL First Mortgage Revenue, (Hoosier Care Project),
                       Series A, 9.750% due 8/1/19 .................................       756,243
   955,000   NR      Sterling, IL First Mortgage Revenue, (Hoosier Care Project),
                       Series A, 9.750% due 8/1/19 .................................       988,310
                                                                                        ----------
                                                                                         6,994,553
                                                                                        ----------
Indiana -- 5.7%
 2,500,000   BB      East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                       6.800% due 6/1/13 ...........................................     2,550,000
                     Indiana State Development Finance Authority:
 2,000,000   Baa2*     Environmental Revenue, (USX Corp. Project),
                         6.250% due 7/15/30 ........................................     2,130,000
 1,000,000   B+        PCR, (Inland Steel Co. Project No. 13),
                         7.250% due 11/1/11 (b) ....................................     1,051,250
 4,750,000   Baa2*   Indianapolis, IN Airport Authority Revenue, (United Airlines Inc.
                       Project), Series A, 6.500% due 11/15/31 (b) ................      5,135,937
                                                                                        ----------
                                                                                        10,867,187
                                                                                        ----------
Kentucky -- 1.4%
 1,500,000   BBB-    Kenton County, KY Airport Board Revenue, (Delta Airlines
                       Project), Series A, 7.500% due 2/1/20 (b) ...................     1,629,375

                       See Notes to Financial Statements.
s

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
Kentucky -- 1.4% (continued)
$1,000,000   A       Pendleton County, KY Multi-County Lease Revenue,
                       (Kentucky Association of Counties Leasing Trust Program),
                       Series A, 6.500% due 3/1/19 .................................    $1,077,500
                                                                                        ----------
                                                                                         2,706,875
                                                                                        ----------
Louisiana -- 5.2%
 1,200,000   A3*     Lake Charles, LA Harbor & Terminal District, Port
                       Facilities Revenue, (Trunkline LNG Co. Project),
                       7.750% due 8/15/22 ..........................................     1,351,500
                     Port New Orleans, LA IDR:
                       Avondale Industries, Inc. Project:
 1,600,000   NR          8.250% due 6/1/04 .........................................     1,772,000
 3,000,000   NR          8.500% due 6/1/14 .........................................     3,386,250
 1,000,000   B-        Continental Grain Co. Project, 7.500% due 7/1/13 ............     1,046,250
 2,400,000   BB+     West Feliciana Parish, LA PCR, (Gulf States Utilities Co.
                       Project), 8.000% due 12/1/24 ................................     2,493,048
                                                                                        ----------
                                                                                        10,049,048
                                                                                        ----------
Maine -- 0.0%
                     Maine State Housing Authority, Mortgage Purchase Revenue:
    35,000   AA        Series C-2, 7.000% due 11/15/32 (b) .........................        37,319
    20,000   AA        Series D-1, 8.300% due 11/15/28 (b) .........................        20,376
                                                                                        ----------
                                                                                            57,695
                                                                                        ----------
Massachusetts -- 7.1%
 1,000,000           BBB Massachusetts State Health & Educational
                       Facilities Authority Revenue, Caritas Christi
                       Obligation Group, Series A, 5.625% due 7/1/20 ...............       987,500
                     Massachusetts State Industrial Finance Agency Revenue:
 2,000,000   NR        Assisted Living Facility, (Marina Bay LLC Project),
                         7.500% due 12/1/27 (b) ....................................     2,167,500
 2,250,000   NR        Chestnut Knoll Project, Series A, 5.500% due 2/15/18 ........     2,182,500
                     Resource Recovery, (SEMASS Partnership Project):
 1,700,000   NR        Series A, 9.000% due 7/1/15 .................................     1,882,750
 5,895,000   NR        Series B, 9.250% due 7/1/15 (b) .............................     6,543,450
                                                                                        ----------
                                                                                        13,763,700
                                                                                        ----------
Michigan -- 3.6%
 2,000,000   BB-     Detroit, MI Local Development Finance Authority,
                       Tax Increment, Series A, 5.500% due 5/1/21 ..................     1,970,000
                     Garden City, MI Hospital Finance Authority, Hospital Revenue,
                       Garden City Hospital Obligation Group, Series A:
 2,000,000   NR          5.625% due 9/1/10 .........................................     1,990,000
 1,000,000   NR          5.750% due 9/1/17 .........................................       993,750
 2,000,000   NR      Michigan State Strategic Fund, Resource Recovery Limited
                       Obligation Revenue, Central Wayne Energy Recovery LP,
                       Series A, 6.900% due 7/1/19 (b) .............................     2,025,000
                                                                                        ----------
                                                                                         6,978,750
                                                                                        ----------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
Minnesota -- 1.0%
$1,795,000   AA+     Minnesota State HFA, Single-Family Mortgage Revenue,
                       Series H, 6.700% due 1/1/18 .................................    $1,925,137
                                                                                        ----------
Mississippi -- 1.8%
 3,500,000   BBB-    Mississippi Business Finance Corp., MS PCR, (System Energy
                       Resource Inc. Project), 5.875% due 4/1/22 ...................     3,495,625
                                                                                        ----------
Montana -- 2.3%
 4,530,000   NR      Montana State Board of Investment Resource Recovery
                       Revenue, (Yellowstone Energy LP Project),
                       7.000% due 12/31/19 (b) .....................................     4,445,062
                                                                                        ----------
New Hampshire -- 0.8%
 1,000,000   BBB-    New Hampshire Higher Educational & Health Facilities Authority
                       Revenue, New Hampshire College, 6.375% due 1/1/27 ...........     1,045,000
   500,000   BB-     New Hampshire State Business Finance Authority, PCR,
                       (Public Service Co. of New Hampshire), Series D,
                       Remarketed 5/1/98, 6.000% due 5/1/21 (b) ....................       509,375
                                                                                        ----------
                                                                                         1,554,375
                                                                                        ----------
New Jersey -- 5.1%
 3,000,000   B1*     Camden County, NJ Improvement Authority Revenue,
                       (Health Care Redevelopment Project - Cooper Health
                       System), 5.875% due 2/15/15 .................................     2,460,000
 1,000,000   BBB-    Hudson County, NJ Improvement Authority, Solid Waste
                       System Revenue, Series 1, 6.000% due 1/1/29 .................     1,007,500
 1,000,000   NR      New Jersey EDA, Healthcare Facility Revenue, (Sayreville
                       Senior Living Project), Series A, 6.375% due 4/1/29 .........       975,000
                     New Jersey Health Care Facilities, Finance Authority Revenue:
 1,885,000   Baa3*     Palisades Medical Center Obligation Group,
                         7.600% due 7/1/21 .........................................     2,009,881
 1,000,000   NR      Raritan Bay Medical Center, 7.250% due 7/1/27 .................     1,022,500
 2,200,000   NR      New Jersey State Educational Facilities Authority Revenue,
                       Fairleigh Dickinson University, Series C,
                       6.625% due 7/1/23 ...........................................     2,304,500
                                                                                        ----------
                                                                                         9,779,381
                                                                                        ----------
New Mexico -- 0.4%
   775,000   AAA     New Mexico Mortgage Finance Authority, Single-Family
                       Mortgage Program, Series B, FHA-Insured,
                       8.300% due 3/1/20 (b) .......................................       841,844
                                                                                        ----------
New York -- 5.7%
 1,640,000   NR      Monroe County, NY IDR Agency, (Empire Sports Project),
                       Series A, 6.250% due 3/1/28 .................................     1,642,050
 1,500,000   NR      New York City, NY IDA, Civic Facility Revenue,
                       7.500% due 8/1/26 ...........................................     1,616,250
                     New York State Energy, Research & Development Authority,
                       Electric Facility Revenue, LILCO., Series A:
   520,000   Aaa*        7.150% due 12/1/20 (b) ....................................       573,950

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
New York -- 5.7% (continued)
$1,430,000   A-        7.150% due 12/1/20, (Pre-Refunded -- Escrowed
                          with U.S. government securities  to 6/15/02
                          Call @ 102) (b)(c) .......................................    $1,589,088
 2,750,000   NR      Port Authority of NY & NJ, Special Obligation
                       Revenue, Fifth Installment, (KIAC Partners Project),
                       Series 4, 6.750% due 10/1/19 (b) ............................     3,035,313
 2,500,000   NR      Suffolk County, NY Industrial Development Agency, IDR,
                       Nissequogue Cogeneration Partners Facility,
                       5.500% due 1/1/23 (b) .......................................     2,512,500
                                                                                        ----------
                                                                                        10,969,151
                                                                                        ----------
North Carolina -- 4.2%
 1,750,000   A       Martin County, NC Industrial Facilities & PCR Financing
                       Authority, Solid Waste Disposal, (Weyerhaeuser Co. Project),
                       6.800% due 5/1/24 (b) .......................................     1,933,750
 2,300,000   Baa1*   North Carolina Eastern Municipal Power Agency, Power
                       Systems Revenue, Series B, 7.000% due 1/1/08 ................     2,642,125
                     North Carolina Medical Care Commission:
 1,440,000   NR        Health Care Facilities Revenue, First Mortgage, De Paul
                         Community Facilities, 6.125% due 1/1/28 ...................     1,458,000
   800,000   A-++      Hospital Revenue, Halifax Regional Medical Center Inc.,
                         5.000% due 8/15/24  .......................................       738,000
 1,310,000   A-      North Carolina Municipal Power Agency No. 1, Catawaba
                       Electric Revenue, 6.250% due 1/1/17 .........................     1,383,688
                                                                                        ----------
                                                                                         8,155,563
                                                                                        ----------
Ohio -- 4.9%
 1,000,000   NR      Cleveland, OH Airport Special Revenue, (Continental
                       Airlines Inc. Project), 9.000% due 12/1/19 (b) ..............     1,050,450
 1,000,000   NR      Cuyahoga County, OH Health Care Facilities Revenue, Judson
                       Retirement Community, Series A, 7.250% due 11/15/18 .........     1,076,250
 3,000,000   BBB     Dayton, OH Special Facilities Revenue, Emery Air
                       Freight Corp., Series A, 5.625% due 2/1/18 ..................     3,067,500
                     Montgomery County, OH Health Systems Revenue, Series B-1:
   465,000   BBB       8.100% due 7/1/18  ..........................................       548,700
 1,035,000   AAA       8.100% due 7/1/18, (Pre-Refunded -- Escrowed with
                         state & local government securities to 7/1/06 Call @ 102)..     1,295,044
 1,250,000   NR      Ohio State Solid Waste Revenue, Republic Engineered
                       Steels Inc., 9.000% due 6/1/21 (b) ..........................     1,385,938
 1,000,000   Baa3*   Ohio State Water Development Authority, PCR, (Ohio Edison
                       Project), Series A, 8.100% due 10/1/23 (b) ..................     1,039,670
                                                                                        ----------
                                                                                         9,463,552
                                                                                        ----------
Oklahoma -- 0.3%
 3,000,000   Aaa*    Oklahoma Housing Finance Agency, Single-Family Housing
                       Revenue, Capital Appreciation, Home Ownership, Series D-1,
                       zero coupon bond to yield 5.400% due 3/1/29 .................       607,500
                                                                                        ----------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
Pennsylvania -- 13.9%
$2,200,000   B+      Allegheny County, PA IDA, Airport Special Facilities Revenue,
                       (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b) .......    $2,406,250
                     Beaver County, PA IDA, PCR:
 2,500,000   BB+       Cleveland Electric Illuminating Co. Project,
                         7.625% due 5/1/25 .........................................     2,834,375
 2,000,000   BB+       Toledo Edison Co. Project, 7.625% due 5/1/20 ................     2,267,500
 1,500,000   NR      Dauphin County, PA General Authority Revenue, Hotel &
                       Conference Center, Hyatt Regency, 6.200% due 1/1/29 .........     1,518,750
 1,500,000   NR      Delaware County Authority, PA IDA, First Mortgage Revenue,
                       (White Horse Village Project), (Pre-Refunded -- Escrowed
                       with U.S. government securities to 7/1/99 Call @ 103),
                       9.700% due 7/1/09 (c) .......................................     1,559,370
 3,000,000   BBB+    Lebanon County, PA Good Samaritan Hospital Authority
                       Revenue (Pre-Refunded -- Escrowed with G.E. Capital Corp.
                       medium-term notes to 11/1/99 Call @ 102), Series B,
                       8.250% due 11/1/18 ..........................................     3,131,190
 2,500,000   A-      Luzerne County, PA IDA, Exempt Facilities Revenue,
                       (Pennsylvania Gas & Water Co. Project), Series B,
                       7.125% due 12/1/22 (b) ......................................     2,731,250
   460,000   NR      Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                       Project), 6.875% due 2/1/03 .................................       468,625
 1,500,000   AA+     Pennsylvania HFA, Single-Family Mortgage Revenue,
                       Series 40, 6.900% due 4/1/25 (b) ............................     1,612,500
 1,000,000   NR      Philadelphia, PA Authority for Industrial Development Revenue,
                       (Host Marriott LP Project), Remarketed 10/31/95,
                       7.750% due 12/1/17 (b) ......................................     1,107,500
 1,920,000   Baa*     Philadelphia, PA Municipal Authority, Lease Revenue,
                        Series B, 6.400% due 11/15/16 ..............................     2,018,400
                     Scranton-Lackawanna, PA Health & Welfare Authority
                       Revenue, (Moses Taylor Hospital Project):
 1,905,000   BBB-        6.150% due 7/1/14 .........................................     1,938,338
 3,050,000   BBB-        6.250% due 7/1/20 .........................................     3,114,813
                                                                                        ----------
                                                                                        26,708,861
                                                                                        ----------
South Carolina -- 2.0%
 2,500,000   BBB-    Connector 2,000 Association Inc., SC Toll Road Revenue,
                       (Southern Connector Project), Series A, 5.375% due 1/1/38         2,271,875
   775,000   NR      Florence County, SC IDR, Stone Container Corp.,
                       7.375% due 2/1/07 ...........................................       827,312
   800,000   NR      McCormick County, SC COP, 9.750% due 7/1/09 ...................       802,384
                                                                                        ----------
                                                                                         3,901,571
                                                                                        ----------
South Dakota -- 1.0%
                     Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds:
    40,000   NR        7.000% due 7/1/99 ...........................................        40,164
  1,865,000   NR       7.500% due 7/1/13 ...........................................     1,902,300
                                                                                        ----------
                                                                                         1,942,464
                                                                                        ----------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
Tennessee -- 0.4%
$  750,000   AAA     Knox County, TN Multi-Family Housing Mortgage Revenue,
                       SCA Tax Exempt Trust, Knox Health, Education & Housing
                       Development Board, Series A-10, FSA-Insured,
                       7.125% due 1/1/30 ...........................................    $  829,688
                                                                                        ----------
Texas -- 8.6%
 1,350,000   BBB     Alliance Airport Authority Inc., TX Special Facilities Revenue,
                       (Federal Express Corp. Project), 6.375% due 4/1/21 (b) ......     1,446,187
   745,000   A2*     El Paso, TX Housing Finance Corp., Single-Family Mortgage
                       Revenue, Series A, FHA/VA-Insured, 8.750% due 10/1/11 .......       799,012
 2,000,000   B1*     El Paso, TX International Airport Revenue, Special Facilities,
                       (Marriott Corp. Project), 7.750% due 3/1/12 .................     2,120,000
                     Houston, TX Airport Systems Revenue, Special Facilities,
                       Continental Airlines Inc.:
 1,050,000   Ba1*        Series B, 6.125% due 7/15/27 (b) ..........................     1,082,812
 3,000,000   Ba1*        Series C, 6.125% due 7/15/27 (b) ..........................     3,093,750
 1,000,000   AAA     Matagorda County, TX Navigation District No. 1, PCR,
                       (Central Power & Light Co. Project), MBIA-Insured,
                       6.100% due 7/1/28 ...........................................     1,042,500
                     North Central, TX Health Facility Development Corp. Revenue,
                       Baylor Health Care Systems, Series B, Variable Rate INFLOS:
 1,265,000   AA          7.600% due 5/15/08 (d) ....................................     1,380,431
   135,000   AA          7.600% due 5/15/08, (Pre-Refunded-- Escrowed with
                           state and local government securities to 5/15/02
                           Call @ 102) (d) .........................................       148,331
                     Northgate Crossing, TX Municipal Utility:
 1,000,000   CCC++     District No. 1, GO, 8.875% due 12/1/13 ......................     1,006,250
 1,000,000   CCC++     District No. 2, Special Tax Revenue, 8.875% due 12/1/13 .....     1,006,250
 3,435,000   BB      Sam Rayburn, TX Municipal Power Supply System Revenue
                       Refunding, Series A, 6.250% due 10/1/17 .....................     3,512,288
                                                                                        ----------
                                                                                        16,637,811
                                                                                        ----------
Utah -- 2.1%
 1,720,000   NR      Hurricane, UT Health Facilities Development Revenue,
                       (Mission Health Services Project), 10.500% due 7/1/20 .......     1,849,000
 2,000,000   NR      Utah State HFA Revenue, (RHA Community Services of
                       Utah Inc. Project), Series A, 6.875% due 7/1/27 .............     2,082,500
                                                                                        ----------
                                                                                         3,931,500
                                                                                        ----------
West Virginia -- 0.4%
                     Marion County, WV County Commission, Solid Waste
                       Disposal Facilities Revenue, Adirondack Recycling:
 1,098,392   NR          Series A, 8.000% due 12/1/25 ..............................       659,035
   156,003   NR          Series B, 10.000% due 12/1/25 .............................        93,602
                                                                                        ----------
                                                                                           752,637
                                                                                        ----------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

  Face
 Amount    Rating(a)                   Security                                          Value
==================================================================================================
Wisconsin -- 1.0%
$1,770,000   NR      Wisconsin State Health & Educational Facilities Authority
                       Revenue, (Benchmark Healthcare of Green Bay Inc. Project),
                       Series A, 7.750% due 5/1/27 .................................  $  1,849,650
                                                                                      ------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $184,234,851**) .......................................  $192,841,159
                                                                                      ============

----------
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++) are by Fitch IBCA, Inc.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.

(d) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 14 through 16 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

--------------------------------------------------------------------------------
                                          Standard &          Percent of
    Moody's            and/or               Poor's         Total Investments
--------------------------------------------------------------------------------
      Aaa                                     AAA                5.1%
      Aa                                      AA                 2.7
       A                                       A                 8.1*
      Baa                                     BBB               27.1
      Ba                                      BB                10.5
       B                                       B                 4.7
      Caa                                     CCC                1.3**
      NR                                      NR                40.5
                                                               -----
                                                               100.0%
                                                               =====
--------------------------------------------------------------------------------
*     0.4% was rated by Fitch IBCA, Inc.
**    1.0% was rated by Fitch IBCA, Inc.

                                                 Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)
[GRAPHIC OMITTED]
================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A         --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B     --Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        --Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A         --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)
[GRAPHIC OMITTED]
================================================================================

Baa       --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         --Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB       --Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC, CC, C--Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

NR        --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1       --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

                                                 Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)
[GRAPHIC OMITTED]
================================================================================

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond
                Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility
                Construction Loan Insurance
CONNIE LEE -- College Construction Loan
                Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage
                Corporation
FLAIRS     -- Floating Adjustable Interest Rate
                Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage
                Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development
                Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors
                Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse
                Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund
                Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest
                Tax-Exempt Securities
SYCC       -- Structured Yield Curve
                Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation
                Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday
                Demand

                                                 Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                  April 30, 1999
[GRAPHIC OMITTED]
================================================================================

ASSETS:
  Investments, at value (Cost-- $184,234,851) ................    $ 192,841,159
  Interest receivable ........................................        4,164,613
  Receivable for securities sold .............................        1,276,973
                                                                  -------------
  Total Assets ...............................................      198,282,745
                                                                  -------------
LIABILITIES:
  Payable to bank ............................................        1,002,818
  Dividends payable ..........................................          271,776
  Investment advisory fees payable ...........................           67,124
  Administration fees payable ................................           33,301
  Accrued expenses ...........................................          193,466
                                                                  -------------
  Total Liabilities ..........................................        1,568,485
                                                                  -------------
Total Net Assets .............................................    $ 196,714,260
                                                                  =============

NET ASSETS:
  Par value of capital shares ................................    $     204,059
  Capital paid in excess of par value ........................      189,511,969
  Overdistributed net investment income ......................          (30,524)
  Accumulated net realized loss from security transactions ...       (1,577,552)
  Net unrealized appreciation of investments .................        8,606,308
                                                                  -------------
Total Net Assets .............................................    $ 196,714,260
                                                                  =============
Shares Outstanding ...........................................       20,405,925
                                                                  -------------
Net Asset Value ..............................................    $        9.64
                                                                  -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                         For the Six Months Ended April 30, 1999
[GRAPHIC OMITTED]
================================================================================

INVESTMENT INCOME:
  Interest ...................................................     $  6,695,559
                                                                   ------------

EXPENSES:
  Investment advisory fees (Note 3) ..........................          393,968
  Administration fees (Note 3) ...............................          196,984
  Shareholder communications .................................           63,736
  Audit and legal ............................................           25,882
  Directors' fees ............................................           21,441
  Registration fees ..........................................           12,167
  Shareholder and system servicing fees ......................           11,492
  Pricing service fees .......................................            7,480
  Custody ....................................................            4,925
  Other ......................................................            3,480
                                                                   ------------
  Total Expenses .............................................          741,555
                                                                   ------------
Net Investment Income ........................................        5,954,004
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales ......................................       20,188,839
    Cost of securities sold ..................................       19,693,372
                                                                   ------------
  Net Realized Gain ..........................................          495,467
                                                                   ------------

  Change in Net Unrealized Appreciation of Investments:
    Beginning of period ......................................       11,724,011
    End of period ............................................        8,606,308
                                                                   ------------
  Decrease in Net Unrealized Appreciation ....................       (3,117,703)
                                                                   ------------
Net Loss on Investments ......................................       (2,622,236)
                                                                   ------------
Increase in Net Assets From Operations .......................     $  3,331,768
                                                                   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                             For the Six Months Ended April 30, 1999 (unaudited)
                                             and the Year Ended October 31, 1998
[GRAPHIC OMITTED]
================================================================================

                                                                  1999              1998
                                                                  ----              ----
Operations:
   Net investment income ...............................   $   5,954,004     $  11,975,257
   Net realized gain ...................................         495,467         1,469,162
   Decrease in net unrealized appreciation .............      (3,117,703)         (807,512)
                                                           -------------     -------------
   Increase in Net Assets From Operations ..............       3,331,768        12,636,907
                                                           -------------     -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income ...............................      (5,967,606)      (12,128,877)
   In excess of net investment income ..................              --          (287,412)
                                                           -------------     -------------
   Decrease in Net Assets From
     Distributions to Shareholders .....................      (5,967,606)      (12,416,289)
                                                           -------------     -------------

FUND SHARE TRANSACTIONS (NOTE 5):
   Net asset value of shares issued for
     reinvestment of dividends .........................       1,406,024         3,590,163
                                                           -------------     -------------
   Increase in Net Assets From
     Fund Share Transactions ...........................       1,406,024         3,590,163
                                                           -------------     -------------
Increase (Decrease) in Net Assets ......................      (1,229,814)        3,810,781

NET ASSETS:
   Beginning of period .................................     197,944,074       194,133,293
                                                           -------------     -------------
   End of period* ......................................   $ 196,714,260     $ 197,944,074
                                                           =============     =============

* Includes overdistributed net investment income of: ...   $     (30,524)    $     (16,922)
                                                           =============     =============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)
[GRAPHIC OMITTED]
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $287,412 was reclassified to paid-in capital. Net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc., ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

                                                 Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)
[GRAPHIC OMITTED]
================================================================================

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $16,057,485
--------------------------------------------------------------------------------
Sales                                                                 20,188,839
================================================================================

      At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $10,493,872
Gross unrealized depreciation                                        (1,887,564)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 8,606,308
================================================================================

      5. Capital Shares

      At April 30, 1999, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                      Six Months Ended          Year Ended
                                       April 30, 1999        October 31, 1998
                                     -------------------    -------------------
                                    Shares      Amount      Shares      Amount
================================================================================
Shares issued on reinvestment       147,285   $1,406,024    373,334   $3,590,163
================================================================================

     6. Capital Loss Carryforwards

      At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $2,072,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below.

Expiration occurs on October 31 of the year indicated:

                             2002           2003          2004           2005
================================================================================
Carryforward Amounts      $1,197,000      $270,000      $205,000       $400,000
================================================================================

                                                 Municipal High Income Fund Inc.
                                                Financial Highlights (unaudited)
[GRAPHIC OMITTED]
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                              1999(1)        1998         1997        1996          1995        1994
                                              -------        ----         ----        ----          ----        ----
Net Asset Value,
  Beginning of Period ................          $9.77        $9.76        $9.53        $9.51        $8.98        $9.72
                                             --------     --------     --------     --------     --------     --------
Income (Loss) From
Operations:
  Net investment income ..............           0.29         0.60         0.61         0.63         0.64         0.65
  Net realized and unrealized
  gain (loss) ........................          (0.13)        0.03         0.24           --         0.54        (0.72)
                                             --------     --------     --------     --------     --------     --------
Total Income (Loss) From
  Operations .........................           0.16         0.63         0.85         0.63         1.18        (0.07)
                                             --------     --------     --------     --------     --------     --------
Less Distributions From:
  Net investment income ..............          (0.29)       (0.61)       (0.62)       (0.61)       (0.65)       (0.65)
  In excess of net investment income .             --        (0.01)          --           --           --           --
  Net realized gains .................             --           --           --           --           --        (0.02)
                                             --------     --------     --------     --------     --------     --------

Total Distributions ..................          (0.29)       (0.62)       (0.62)       (0.61)       (0.65)       (0.67)
                                             --------     --------     --------     --------     --------     --------
Net Asset Value,
  End of Period ......................          $9.64        $9.77        $9.76        $9.53        $9.51        $8.98
                                             --------     --------     --------     --------     --------     --------
Total Return, Based on
  Market Value .......................          (1.97)%       9.34%       17.22%       10.22%       14.17%      (10.11)%
                                             --------     --------     --------     --------     --------     --------
Total Return, Based on
  Net Asset Value ....................           1.75%+       6.75%        9.41%        7.39%       14.00%       (0.54)%
                                             --------     --------     --------     --------     --------     --------
Net Assets,
  End of Period (000s) ...............       $196,714     $197,944     $194,133     $187,303     $187,048     $176,379
                                             ========     ========     ========     ========     ========     ========
Ratios to Average Net Assets:
   Expenses ..........................           0.75%+       0.74%        0.74%        0.77%        0.84%        0.84%
   Net investment income .............           6.05+        6.07         6.38         6.65         6.87         6.98
Portfolio Turnover Rate ..............              8%          57%          35%          17%          18%          17%
Market Value, End of Period ..........         $9.625      $10.125       $9.875       $9.000       $9.000       $8.250

(1)   For the six months ended April 30, 1999 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                                                 Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
[GRAPHIC OMITTED]
================================================================================

                                                                     Dividend
 Record         Payable         NYSE        Net Asset   Dividend    Reinvestment
  Date           Date      Closing Price*    Value*       Paid         Price
--------       --------    --------------   ---------  ---------      ------
11/25/96       11/29/96       $9.125         $9.57       $0.0510       $9.23
12/23/96       12/27/96        9.375          9.56        0.0520        9.30
 1/28/97        1/31/97        9.375          9.53        0.0520        9.44
 2/25/97        2/28/97        9.375          9.60        0.0520        9.37
 3/24/97        3/27/97        9.125          9.52        0.0520        9.27
 4/22/97        4/25/97        9.250          9.48        0.0520        9.32
 5/27/97        5/30/97        9.125          9.53        0.0520        9.47
 6/24/97        6/27/97        9.563          9.62        0.0520        9.43
 7/22/97        7/25/97        9.938          9.70        0.0520        9.51
 8/26/97        8/29/97        9.500          9.68        0.0520        9.49
 9/23/97        9/26/97        9.813          9.72        0.0520        9.53
10/28/97       10/31/97        9.625          9.74        0.0520        9.55
11/24/97       11/28/97        9.938          9.76        0.0520        9.56
12/22/97       12/26/97       10.000          9.83        0.0520        9.63
 1/27/98        1/30/98       10.125          9.85        0.0520        9.65
 2/24/98        2/27/98       10.063          9.86        0.0520        9.66
 3/24/98        3/27/98        9.813          9.83        0.0520        9.63
 4/21/98        4/24/98        9.563          9.80        0.0520        9.58
 5/26/98        5/29/98        9.375          9.80        0.0520        9.52
 6/23/98        6/26/98        9.750          9.83        0.0510        9.63
 7/28/98        7/31/98        9.750          9.80        0.0510        9.60
 8/25/98        8/28/98        9.875          9.81        0.0510        9.61
 9/22/98        9/25/98        9.813          9.83        0.0510        9.63
10/27/98       10/30/98       10.000          9.76        0.0510        9.57
11/23/98       11/27/98       10.188          9.72        0.0510        9.68
12/21/98       12/24/98       10.000          9.71        0.0485        9.52
 1/26/99        1/29/99        9.625          9.73        0.0485        9.54
 2/23/99        2/26/99        9.625          9.71        0.0485        9.52
 3/23/99        3/26/99        9.750          9.67        0.0485        9.48
 4/27/99        4/30/99        9.563          9.64        0.0485        9.48

*As of record date.

                                                 Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
[GRAPHIC OMITTED]
================================================================================

                                          Net              Net Realized           Net Increase
                 Investment           Investment          and Unrealized          in Net Assets
                   Income               Income              Gain (Loss)          From Operations
            -------------------   ------------------   --------------------    ------------------
 Quarter                  Per                  Per                    Per                    Per
  Ended         Total    Share      Total     Share       Total      Share       Total      Share
--------    ----------   -----    ----------  -----    -----------   -----     ----------   -----
 1/31/97    $3,457,602   $0.18    $3,095,243   $0.16   $   591,922    $0.03    $3,687,165   $0.19
 4/30/97     3,361,023    0.17     3,011,000    0.15      (889,987)   (0.05)    2,121,013    0.10
 7/31/97     3,314,095    0.17     2,960,294    0.15     4,722,973     0.24     7,683,267    0.39
10/31/97     3,360,938    0.17     3,016,071    0.15       466,422     0.02     3,482,493    0.17
 1/31/98     3,350,456    0.17     2,981,194    0.15     2,552,783     0.13     5,533,977    0.28
 4/30/98     3,347,620    0.17     2,986,264    0.15    (1,600,055)   (0.08)    1,386,209    0.07
 7/31/98     3,383,910    0.17     3,016,338    0.15       186,317     0.01     3,202,655    0.16
10/31/98     3,350,658    0.17     2,991,461    0.15      (477,395)   (0.02)    2,514,066    0.12
 1/31/99     3,334,071    0.16     2,963,369    0.15      (585,286)   (0.03)    2,378,083    0.12
 4/30/99     3,361,488    0.16     2,990,635    0.15    (2,036,950)   (0.10)      953,685    0.05

                                                 Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
[GRAPHIC OMITTED]
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of
(1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which

                                                 Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
[GRAPHIC OMITTED]
================================================================================

the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by First Data may exceed 98% of the NAV per share of the common stock. First Data will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by First Data an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                              -------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of April 30, 1999, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
                                                          Management of the Fund
[GRAPHIC OMITTED]
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                               New York, NY 10013
                                 (212) 723-9218

                                  FD01139 6/99